F’14 Q1 Financial Results November 21, 2013

2 FORWARD-LOOKING STATEMENTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Implementation of the Workplace Safety strategy; the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; risks associated with divestitures and businesses held for sale; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; risk associated with loss of key talent; risk associated with product liability claims; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risk, associated with our ownership structure; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2013. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 OVERVIEW COMMENTS F’14 – Priorities: 1. Return WPS business to organic sales growth 2. Drive organic sales growth initiatives in IDS 3. Complete the sale of Die-Cut 4. Reduce cost structure through consolidation of manufacturing facilities 5. Focus on our customers and convert sales opportunities into sales wins. 3

4 Q1 F’14 - FINANCIAL SUMMARY  Sales up 13.0% to $306.0M vs. $270.9M in Q1 of F’13. • Organic sales down 2.2%, PDC acquisition increased sales by 15.6%, and foreign currency decreased sales by 0.4%.  Gross profit margin of 51.3% in Q1 of F’14 compared with 55.2% in Q1 of F’13.  SG&A expense of $112.7M (36.8% of sales) in Q1 of F’14 vs. $99.0M (36.6% of sales) in Q1 of F’13.  Net earnings from continuing operations of $17.4M in Q1 of F’14 vs. $25.8M in Q1 of F’13. • Net Earnings from Continuing Operations, Excluding Certain Items* was $22.1M in Q1 of F’14 vs. $25.8M in Q1 of F’13.  Net earnings from continuing operations per Class A Diluted Nonvoting Share was $0.33 in Q1 of F’14 vs. $0.50 in Q1 of F’13. • Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items* was $0.42 in Q1 of F’14 vs. $0.50 in Q1 of F’13. * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #19 and #20.

5 F’14 GUIDANCE UNCHANGED F’14 Diluted EPS from Continuing Operations $1.80 to $2.00 (excluding restructuring charges). Guidance Assumptions – Continuing Operations: • Organic sales ranging from a slight contraction to slight growth. • Full-year income tax rate in the mid-to-upper 20% range. • Full-year capital expenditures of approx. $40M ($10 million related to facility consolidation activities). • Full-year depreciation and amortization expense of approximately $45M to $50M. • Full-year restructuring charges of approximately $30M. • Free cash flow of approximately 110 - 120% of net income.

6 SALES OVERVIEW $273 $255 $271 $269 $271 $271 $301 $309 $306 $150 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 Organic Sales 5.1% (0.9%) 0.6% 1.5% (1.1%) (2.2%) (5.0%) (2.3%) (2.2%) • (2.2%) organic sales decline. • 15.6% growth from the acquisition of PDC. • (0.4%) decline due to currency translation.  ID Solutions – Organic growth of 3.0%.  Workplace Safety – Organic decline of 10.0%.  Die-Cut – Business is all in discontinued operations and excluded from reported sales amounts. Q1 F’14 SALES: Q1 F’14 SALES COMMENTARY: SALES (Millions of USD)

7 GROSS PROFIT MARGIN & SG&A EXPENSE 7 $99 $95 $98 $100 $99 $110 $112 $107 $113 36.3% 37.3% 36.2% 37.3% 36.6% 40.5% 37.2% 34.6% 36.8% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 51.3% in Q1 of F’14 compared to 55.2% in Q1 of F’13.  Excluding PDC, the Q1 F’14 GPM would have been 52.5%.  Negative mix and pricing pressure in Workplace Safety driving the reduced gross profit margin. GROSS PROFIT MARGIN:  SG&A up from $99.0M in Q1 of F’13 to $112.7M in Q1 of F’14.  PDC added approximately $13M of SG&A expense in the first quarter ended October 31, 2013. SG&A EXPENSE: $150 $141 $150 $147 $150 $141 $159 $157 $157 55.0% 55.4% 55.5% 54.8% 55.2% 52.0% 52.7% 50.8% 51.3% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14

8 NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q1 F’14 net earnings from continuing operations, excluding restructuring charges* of $22.1M compared to $25.8M in Q1 of F’13.  Q1 F’14 diluted EPS from continuing operations, excluding restructuring charges* of $0.42 compared to $0.50 in Q1 of F’13. $28 $26 $29 $29 $26 $19 $27 $28 $22 10% 10% 11% 11% 9% 7% 9% 9% 7% 0% 3% 6% 9% 12% 15% $0 $15 $30 $45 $60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 $0.53 $0.50 $0.55 $0.56 $0.50 $0.38 $0.54 $0.53 $0.42 $0.00 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Q4 F'13 Q1 F'14 8 NET EARNINGS FROM CONTINUING OPERATION,S EXCLUDING CERTAIN ITEMS* & % OF SALES (Millions of USD) Q1 F’14 – Non-GAAP Earnings* Q1 F’14 – Non-GAAP EPS* * Net Earnings from Continuing Operations Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #19 and #20. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE, EXCLUDING CERTAIN ITEMS*

9 3 Mos. Ended Oct. 31, 2013 3 Mos. Ended Oct 31, 2012 Cash Balance - Beginning of Period 91.1$ 305.9$ Cash Flow from Operating Activities 25.6 20.2 Capital Expenditures (9.1) (6.2) Proceeds from Sales of Businesses - 10.2 Repurchase of Stock - (5.1) Dividends (10.1) (9.7) Debt (Repayments) Borrowings (24.0) - Effect of Exchange Rate on Cash 4.0 4.0 Other 4.4 2.0 Cash Balance - End of Period 81.9$ 321.3$ CASH GENERATION  Cash flow from operating activities of $25.6M in Q1 of F’14 compared to $20.2M in Q1 of F’13.  Cash used in the current quarter for dividend payments and debt reductions. SIGNIFICANT CASH MOVEMENTS:

10 DEBT & EBITDA 2.3 2.2 2.0 1.8 1.8 1.8 1.6 1.6 1.6 2.0 1.7 1.7 1.6 1.0x 1.5x 2.0x 2.5x Q 1 F '1 1 Q 3 F '1 1 Q 1 F '1 2 Q 3 F '1 2 Q 1 F '1 3 Q 3 F '1 3 Q 1 F '1 4 GROSS DEBT / TTM EBITDA*  October 31, 2013 Cash = $82M and Debt = $292M (net debt = $210M)  Gross Debt/EBITDA* = 1.6x  Net Debt/EBITDA* = 1.2x STRONG BALANCE SHEET: GROSS DEBT (Millions of USD) $391 $384 $342 $316 $321 $438 $338 $313 $292 $250 $300 $350 $400 $450 $500 Q1 F '1 2 Q2 F '1 2 Q3 F '1 2 Q4 F '1 2 Q1 F '1 3 Q2 F '1 3 Q3 F '1 3 Q4 F '1 3 Q1 F '1 4 * EBITDA has been updated to include the pre-acquisition trailing twelve months of Precision Dynamics Corporation. EBITDA is a non- GAAP measure. See appendix for the reconciliation of net income to EBITDA.

11 IDENTIFICATION SOLUTIONS Q1 F’14 vs. Q1 F’3 PERFORMANCE (Millions of USD) Q1 F’14 Q1 F’13 Change Sales $208.0 $ 161.2 + 29.0% Segment Profit 50.1 44.0 + 14.0% Segment Profit % 24.1% 27.3% - 3.2 pts SALES & SEGMENT PROFIT % (Millions of USD) $164 $149 $160 $160 $161 $167 $196 $210 $208 25.5% 24.7% 25.4% 25.0% 27.2% 20.3% 23.5% 22.7% 24.1% 0.0% 10.0% 20.0% 30.0% $0 $50 $100 $150 $200 $250 Q1 F'12Q2 F'12Q3 F'12Q4 F'12Q1 F'13Q2 F'13Q3 F'13Q4 F'13Q1 F'14  Revenues up 29.0%:  Organic=+3.0%, Fx=-0.2%, Acq.=+26.2%  Growth in U.S., EMEA, and Asia-Pacific while economic headwinds persist in Brazil.  Segment profit up 14.0% due to the acquisition of PDC.  Excluding PDC, segment profit would have been $41.8M (25.2% of sales) in Q1 of F’14. Q1 F’14 SUMMARY:  Modest economic growth in the U.S. and Asia- Pacific with sluggish but improving economic conditions in Europe.  Low single-digit organic sales growth for the balance of F’14. OUTLOOK:

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13 WORKPLACE SAFETY  Revenues down (10.6%):  Organic= (10.0%), Fx= (0.6%)  All major geographies experienced declines in Q1 revenues and profitability.  Australia impacted by weak economy.  The Americas and EMEA business impacted by reduced catalog advertising and continued competition. Q1 F’14 SUMMARY:  Organic sales down in the 2nd quarter and returning to growth sometime in the 2nd half of F’14.  Investing in: • Best-in-class online/digital • Enhanced product offerings • Enhanced industry-specific expertise for workplace safety critical industries • Dynamic pricing strategies • Increased catalog advertising in all major geographies. OUTLOOK: Q1 F’14 vs. Q1 F’13 PERFORMANCE (Millions of USD) Q1F’14 Q1 F’13 Change Sales $ 98.0 $ 109.6 - 10.6% Segment Profit 18.4 27.8 - 34.0% Segment Profit % 18.8% 25.4% - 6.6 pts SALES & SEGMENT PROFIT % (Millions of USD) $109 $106 $111 $109 $110 $104 $105 $100 $98 27.7% 26.9% 26.3% 26.8% 25.4% 22.6% 22.3% 20.5% 18.8% 0% 10% 20% 30% $0 $50 $100 $150 $200 $250 Q1 F'12Q2 F'12Q3 F'12Q4 F'12Q1 F'13Q2 F'13Q3 F'13Q4 F'13Q1 F'14

14 WPS – STRATEGIC FOCUS AREAS 14 1. Expand focus on e-commerce 2. Expand offering of workplace safety products 3. Enhance industry-specific expertise 4. Adjusting pricing strategies 5. Increasing catalog advertising in all major geographies.

15 INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com

16 TOTAL COMPANY INCOME STATEMENTS COMPARABLE INCOME STATEMENTS (Millions of USD) * Net Earnings from Continuing Operations, Excluding Restructuring and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Restructuring are non-GAAP measures. See appendix. 2013 2012 Change Sales 306.0$ 270.9$ 35.1$ Gross Margin 156.9 149.5 7.4 % of Sales 51.3% 55.2% (3.9) pts Research and Development (8.6) (7.9) (0.7) Selling, General and Admin. (112.7) (99.0) (13.7) % of Sales (36.8%) (36.5%) 0.3 pts Restructuring Charges (6.8) - (6.8) - - - Operating Income 28.8 42.6 (13.8) Interest and Other (3.0) (3.7) 0.7 Income Taxes (8.4) (13.1) 4.7 - - - Net Earnings from Continuing Operations 17.4$ 25.8$ (8.4)$ - - - % of Sales 5.7% 9.5% (3.8) pts Earnings from Continuing Operations per Class A Nonvoting Common Share 0.33$ 0.50$ (0.17)$ - - - Net Earnings from Continuing Operations, Excluding Restructuring (Non-GAAP measure)* 22.1$ 25.8$ (3.7)$ - - - % of Sales 7.2% 9.5% (2.3) pts Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Restructuring (Non-GAAP measure)* 0.42$ 0.50$ (0.08)$ - - - Three Months Ended October 31, -

17 DEBT STRUCTURE 17 (Thousands of USD) Int. Rate Fixed vs. Variable Oct. 31, 2013 Balance July 31, 2013 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.28% Variable 15,000$ 39,000$ China Borrowings: USD-denominated note payable 1.13% Variable 11,442 11,613 Private Placements: USD-denominated 2004 Series 5.14% Fixed 18,750 18,750 USD-denominated 2006 Series 5.30% Fixed 78,429 78,429 USD-denominated 2007 Series 5.33% Fixed 65,485 65,485 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 41,205 39,900 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 61,808 59,850 TOTAL DEBT 292,119$ 313,027$

EBITDA RECONCILIATION

EBITDA - Total Company

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 23,928				$ 23,928
Interest expense	3,721				3,721
Income taxes	11,129				11,129
Depreciation and amortization	10,878				10,878
EBITDA (non-GAAP measure)	$ 49,656				$ 49,656

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings (loss)	$ 27,188	$ (8,685)	$ 4,233	$ (177,271)	$ (154,535)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,481	30,625	7,595	(4,417)	47,284
Depreciation and amortization	10,675	11,371	13,991	12,688	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$ 55,507	$ 37,717	$ 48,870	$ 39,334	$ 181,428

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19 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS 19 Reconciliation of Net Earnings from Continuing Operations Excluding Certain Items (‘000s of USD): 2013 2012 17,423$ 25,785$ 4,635 — 22,058$ 25,785$ Restructuring charges Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure) Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Statements of Earnings data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items: Three Months Ended October 31, Net (Loss) Earnings from Continuing Operations (GAAP measure)

20 NET EARNINGS FROM CONTINUING OPERATIONS PER DILUTED CLASS A NONVOTING SHARE, EXCLUDING CERTAIN ITEMS 20 Reconciliation of Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share Excluding Certain Items: 2013 2012 $ 0.33 $ 0.50 0.09 — (non-GAAP measure) 0.42$ 0.50$ Basic 52,071 51,039 Diluted 52,424 51,312 Restructuring charges et arnings from Continuing Operations Per Class A Diluted Nonvoting Share Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Statements of Earnings data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items: Three Months Ended October 31, Net (Loss) Earnings from Continuing Operations Per Class A Diluted Nonvoting Share